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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 23, 1999, except for Note 9 which is as of August 13, 1999, relating to the consolidated financial statements of Wink Communications, Inc. (the "Company"), which appears in the Company's Amendment No. 3 to the Registration Statement on Form S-1, dated August 18, 1999.


/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
August 18, 1999